STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Chief Financial Officer of China Agritech, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Form 10-KSB of China Agritech, Inc. for the fiscal year ended December 31, 2005.

The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of China Agritech, Inc. as of December 31, 2005.

This Certification is executed as of April 14, 2006.

By: /s/ Yu Chang

Name: Yu Chang
Title: CEO, President and Secretary
(Principal Executive Officer)

By: /s/ Lijun Peng

Name: Lijun Peng
Title: Chief Financial Officer and Controller
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to China Agritech, Inc. and will be retained by China Agritech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.